                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of THE ROUSE COMPANY, a Maryland corporation (the "Corporation"), hereby constitute and appoint ANTHONY W. DEERING, THOMAS J. DEROSA and GORDON H. GLENN, or any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors and officers of the Corporation, its Registration Statement on Form S-8, and any amendment (including post-effective amendments) or supplement thereto, relating to the offer and sale of deferred compensation obligations under The Rouse Company Deferred Compensation Plan for Outside Directors, to be filed with the Securities and Exchange Commission under the Securities Act of 1933. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                     Title                             Date
---------                                     -----                             ----
/s/ Anthony W. Deering         Chairman of the Board of Directors,         April 14, 2003
----------------------               Chief Executive Officer
Anthony W. Deering                         and Director
                                  (Principal Executive Officer)


/s/ Thomas J. DeRosa                    Vice Chairman and                  April 14, 2003
--------------------                 Chief Financial Officer
Thomas J. DeRosa                  (Principal Financial Officer)


/s/ Melanie M. Lundquist            Senior Vice President and              April 14, 2003
------------------------               Corporate Controller
Melanie M. Lundquist              (Principal Accounting Officer)


/s/ David H. Benson                          Director                      April 14, 2003
-------------------
David H. Benson

/s/ Jeremiah E. Casey                        Director                      April 14, 2003
---------------------
Jeremiah E. Casey

/s/ Platt W. Davis, III                      Director                      April 14, 2003
-----------------------
Platt W. Davis, III

/s/ Rohit M. Desai                           Director                      April 14, 2003
------------------
Rohit M. Desai

/s/ Juanita T. James                         Director                      April 14, 2003
--------------------
Juanita T. James

Signature                                 Title                         Date
---------                                 -----                         ----
/s/ Hanne M. Merriman                    Director                  April 14, 2003
---------------------
Hanne M. Merriman

/s/ Roger W. Schipke                     Director                  April 14, 2003
---------------------
Roger W. Schipke

/s/ John G. Schreiber                    Director                  April 14, 2003
---------------------
John G. Schreiber

/s/ Mark R. Tercek                       Director                  April 14, 2003
---------------------
Mark R. Tercek

/s/ Gerard J. M. Vlak                    Director                  April 14, 2003
---------------------
Gerard J. M. Vlak